Highland Global Allocation Fund (the "Fund")
Item G.1.a.i. - Legal Proceedings
Case or Docket Number: 3:18-cv-02360-M
Full Names of Principal Parties: Susan Lanotte, derivatively on behalf of Highland Global Allocation fund, and on behalf of herself and all others similarly situated v. Highland Capital Management Fund
Advisors, L.P., Timothy Hui, Bryan Ward, Bob Froehlich,
John Honis, Ethan Powell, Highland Global Allocation
Brief Description: The Fund received a shareholder demand letter dated March 1, 2018, from an individual purporting to be a shareholder of the Fund (the
"Demand Letter"). The Demand Letter alleges that the current and former Board breached their fiduciary duties, and the Investment Adviser breached its advisory agreement, in relation to the Fund's investment in shares of an affiliated mutual fund, the Highland Energy MLP Fund (also a series of the Trust).
The Fund holds $17.4 million (or 58.5%) of the Highland
Energy MLP Fund. Upon receipt of the Demand Letter, the Board formed a Demand Review Committee
("DRC") comprised entirely of independent trustees to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Fund. Aided by independent counsel to the committee, the DRC engaged in a thorough and detailed review of the allegations contained in the Demand Letter. Upon completion of its evaluation, the DRC recommended that the Fund's independent trustees, who represent a majority of the Board, reject the demand specified in the shareholder Demand Letter. After considering the report of the DRC, the independent trustees unanimously agreed and rejected the demand, noting that the Demand Letter contained material factual errors and incorrect assumptions, and the proposed suit was meritless and should not be pursued. A copy of the report was provided to the purported shareholder and her counsel.
Notwithstanding the foregoing, the purported shareholder (the "Plaintiff") filed a shareholder derivative suit against the Fund, certain members of the Board and the Investment Adviser on September 5,
2018 (the "Shareholder Litigation"). Based on the extensive pre-suit investigation and the resulting report, the Fund, Board and Investment Adviser believe the claims made in the Shareholder Litigation are without merit and intend to vigorously defend against them. The case is Lanotte v. Highland Global Allocation Fund et al, 3:18-cv-02360, U.S. District Court for the Northern
District of Texas (Dallas). The Demand Letter and the
Shareholder Litigation are not related to the Proposals and do not alter the intention of the Fund and the Investment Adviser to redomicile the Fund and convert the Fund into a closed-end fund.